ILM SENIOR LIVING, INC.


Dear Shareholder:

                                                              May 15, 1998


     You are cordially invited to attend the Annual Meeting of Shareholders to be held on Thursday, June 18, 1998 at 9:00 a.m. at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York 10022. The business to be conducted at the meeting, which is set forth in the formal notice that follows, includes:

     1. To elect three (3) directors to hold office until the 1999 Annual
Meeting;

     2. To ratify the selection of Ernst & Young LLP as auditors of the Company for the Fiscal Year ending August 31, 1998; and

     3. To transact such other business as may properly come before the Annual meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on May 15, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

     At the Annual Meeting, management will review Fiscal 1997, report on recent financial results and discuss expectations for the future. Directors and management will be available to answer any questions from the floor.

     The Company relies upon all shareholders to promptly execute and return their proxies in order to avoid costly proxy solicitation. Therefore, in order to save the Company the unnecessary expense of further proxy solicitation, I ask that you promptly sign and return the enclosed proxy card in the envelope provided. If you attend the Annual Meeting, as we hope you do, you may withdraw your proxy at the Annual Meeting, and vote your shares in person from the floor. Your vote is important to the Company.

                                                     Sincerely,

                                                     ILM SENIOR LIVING, INC.

                                                     Lawrence A. Cohen
                                                     President

                                  May 15, 1998


                             LETTER TO SHAREHOLDERS,


                                     NOTICE


                                       and


                                 PROXY STATEMENT


                                     for the


                                 ANNUAL MEETING


                                       Of


                                  SHAREHOLDERS


                                  June 18, 1998





                             ILM SENIOR LIVING INC.
                                 28 State Street
                                   Suite 1100
                                Boston, MA 02109

                             ILM SENIOR LIVING, INC.


                                                                    May 15, 1998



                    Notice of Annual Meeting of Shareholders

                      To be Held on Thursday, June 18, 1998

The Annual Meeting of Shareholders of ILM Senior Living, Inc. will be held at The Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York 10022 on Thursday, June 18, 1998, at 9:00 a.m. for the following purposes:

     1. To elect three (3) directors to hold office until the 1999 Annual
Meeting;

     2. To ratify the selection of Ernst & Young LLP as auditors of the Company for the Fiscal Year ending August 31, 1998; and

     3. To transact such other business as may properly come before the Annual meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on May 15, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

The holders of shares of Common Stock of record at the close of business on May 15, 1998 are entitled to vote at the meeting. If you are present at the meeting, you may vote in Person even though you have previously delivered your proxy.

                                              By Order of the Board of Directors

                                              Jeffry Dwyer
                                              Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                             ILM SENIOR LIVING, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


                                                              May 15, 1998


General

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of ILM Senior Living, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at The Waldorf-Astoria, 301 Park Avenue, New York, New York 10022 at 9:00 a.m. on Thursday, June 18, 1998 (the "Annual Meeting"). The Proxy may be revoked at any time prior to voting thereof by notifying the persons named therein of intention to revoke or by conduct inconsistent with continued effectiveness of the Proxy, such as delivery of a later dated Proxy or appearance at the Annual Meeting and voting in person the shares to which the Proxy relates. Shares represented by executed Proxies will be voted, unless a different specification is made therein, FOR election to the Board of Directors of the persons identified therein as nominees for director, and FOR each proposition identified therein.

     This Proxy Statement and the enclosed Proxy were mailed on or about May 15, 1998 to shareholders of record at the close of business on May 15, 1998 (the "Record Date"). The Company has mailed each shareholder of record as of the Record Date an Annual Report that includes audited financial statements for the fiscal year ended August 31, 1997.

     The Company has one class of securities, a voting common stock (the "Common Stock"). The holders of a majority of the shares outstanding and entitled to vote that are present at the Annual Meeting in person or represented by proxies will constitute a quorum. The affirmative vote of a majority of the shares represented at the Annual Meeting is required to elect a nominee to the Board of Directors and to approve each other proposition identified in the Proxy Statement. In the event that none of the nominees for Director are elected at the Annual Meeting, the existing members of the Board of Directors will continue to serve until their successors qualify as Directors. At the close of business on the Record Date, the Company had 7,520,100 shares outstanding and entitled to vote. Each share has one vote on all matters, including those to be acted upon at the Annual Meeting.

     The mailing address of the Company is c/o Investor Services Department, P.O. Box 7090, Troy, MI 48007. Notices of revocation of Proxy should be sent to that address. Questions concerning the Annual Meeting can be answered by calling the Company's Investor Services Department, toll free, at 888-257-3550.

     The Company will provide shareholders, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended August 31, 1997, including the financial statements and schedules thereto, on written request to Jeffry Dwyer, Secretary of the Company, at the Company's mailing address: Investor Services Department, P.O. Box 7090, Troy, MI 48007.

Ownership of Equity Securities

     "Beneficial ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as an admission that any of such shares are in fact beneficially owned by any person. As of the Record Date, there are no shareholders known to the Company who own beneficially 5% or more of the outstanding shares of the Company's Common Stock.

     As of May 15, 1998, the following is the beneficial ownership of the Directors and nominees for Director individually and for Directors and executive officers of the Company as a group in the Company's Common Stock.

                                                                             Amount and Nature of
                                                                                 Beneficial
         Name and Address                         Title                           Ownership           Percent of Class
----------------------------------- ------------------------------------ ---------------------------- ----------------
J. William Sharman, Jr.             Director and Nominee for Director                None                     N/A

Carl J. Schramm                     Director and Nominee for Director                None                     N/A

Lawrence A. Cohen                   President and Chief Executive                    None                     N/A
                                    Officer and Director

Jeffry R. Dwyer                     Secretary, Director and Nominee                  None                     N/A
                                    for Director

Julien G. Redele                    Director                                         None                     N/A

Directors and Executive Officers
of Company as a group                                                                None                     N/A

Compliance With Exchange Act Filing Requirements

         The Securities Exchange Act of 1934 requires the officers and Directors of the Company, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, Directors and ten percent beneficial holders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended August 31, 1997 all filing requirements applicable to its officers, Directors and ten percent beneficial holders were complied with.

Terms of Solicitation

     D.F. King & Co., Inc. has been retained by the Company to assist in soliciting proxies. It is anticipated that fees and expenses paid to D.F. King & Co., Inc. in connection with this process will be approximately $5,000. The cost of solicitation will be borne by the Company.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     At the Annual Meeting three Directors are to be elected to the Board of Directors, each to hold office until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified, except in the event of death, resignation or removal. Unless otherwise specified, proxies solicited hereby will be voted for the election; discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee named herein unavailable. All of the nominees are existing members of the Board of Directors.

Information Concerning Nominees

     The nominees, their ages, the year of election of each to the Board of the Company, their principal occupations during the past five years or more, and Directorships of each in public companies in addition to the Company, are as follows:

     J. William Sharman, Jr. (age 58) is a Director of the Company and has held such position since he was elected as of June 9, 1989. Following the date of the Annual Meeting, Mr. Sharman will become Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Sharman is also a Director of ILM II Senior Living, Inc., and the President and a Director of each of ILM I Lease Corporation and ILM II Lease Corporation. Mr. Sharman is the Chairman of the Board and President of Lancaster Hotels and Resorts, Inc., a hotel management company, and Bayou Equities, Inc., a real estate development company. Mr. Sharman served for ten years as Chairman of the Board and President of the Lancaster Group, Inc., a real estate development firm based in Houston, Texas. Mr. Sharman is also a Director of Small Luxury Hotels Ltd. of the United Kingdom, an international hotel marketing and reservations firm. He has a Bachelor of Science degree in Civil Engineering from the University of Notre Dame.

     Jeffry R. Dwyer (age 51) is a Director of the Company and has held such position since he was elected as of June 9, 1989. Mr. Dwyer is also a Director of ILM II Senior Living, Inc., ILM I Lease Corporation, ILM II Lease Corporation and ING U.S. - Residential Real Estate Investment Company, Inc. Mr. Dwyer has been a shareholder of the law firm of Greenberg Traurig Hoffman Lipoff Rosen & Quentel since 1997, and from 1993 to 1997 was a partner with the law firm of Akin, Gump, Straus, Hauer & Feld, L.L.P., in the District of Columbia, which he joined in 1993. Immediately prior to joining Akin, Gump, Straus, Hauer & Feld, L.L.P, Mr.

Dwyer was a partner with the law firm of Morrison & Foerster in the District of Columbia from 1989 to 1993. Prior to joining Morrison & Foerster, Mr. Dwyer was a partner with the law firm of Lane & Edson. Mr. Dwyer has written several books on real estate financing and taught Real Estate Planning as an Adjunct Professor at the Georgetown University Law Center.

     Carl J. Schramm (age 51) was appointed to fill a newly created seat on the Company's Board of Directors as of December 5, 1996. Mr. Schramm is President of Greenspring Advisors, Inc., a consulting and investment advisory firm serving clients in the managed care, health insurance and health information industries. From 1993 to 1995, Mr. Schramm served as Executive Vice President of Fortis, Inc., a diversified insurance and financial services company. From 1987 through 1992, Mr. Schramm was President of the Health Insurance Association of America, ILM II Senior Living, Inc., HCIA, Inc., LifeRate Systems, Inc., the Rochdale Insurance Group, Physicians Health Corporation and Madison Information Technologies. Mr. Schramm holds a Ph.D. in Economics from the University of Wisconsin and received his J.D. from Georgetown University.

Board Meetings During Fiscal 1997

     During fiscal 1997, the Board of Directors held 16 meetings. No Director attended less than 75% of the meetings of the Board.

Legal Proceedings

     None of the Directors or officers of the Company are involved in legal proceedings which are material to an evaluation of his or her ability or integrity as a Director or officer other than that described below.

     On July 29, 1996, ILM I Lease Corporation ("Lease I") and ILM Holding, Inc. ("ILM Holding"), a subsidiary of the Company (collectively for this discussion, with Lease II and ILM Holding, the "Companies") terminated the property management agreement ("Agreement") with Angeles Housing Concepts, Inc. ("AHC") covering the eight senior housing facilities (the "Senior Housing Facilities") then leased by the Companies. Such Agreement was terminated for cause pursuant to Sections 1.05(a)(i), (iii) and (iv) of the Agreement. Simultaneously with the termination of the Agreement, the Companies, together with certain affiliated entities, filed suit against AHC in the United States District Court for the Eastern District of Virginia for breach of contract, breach of fiduciary duty and fraud (the "Virginia litigation"). In November 1996, AHC filed with the Virginia District Court an Answer in response to the litigation initiated by the Companies and a Counterclaim against ILM Holding. The Counterclaim alleges that the Agreement was wrongfully terminated for cause and requested damages which include the payment of the termination fee in the amount of $1,250,000, payment of management fees pursuant to the Agreement from August 1, 1996 through October 15, 1996, which is the earliest date that the Agreement could have been terminated without cause, and recovery of attorney's fees and expenses. The aggregate amount of damages against all parties as requested in AHC's Counterclaim exceeds $2,000,000. The Company has guaranteed the payment of the termination fee at issue in these proceedings to the extent that any termination fee is deemed payable by the court and in the event that Lease I fails to perform pursuant to its obligations under the

Agreement. On June 13, 1997 and July 8, 1997, the court issued orders purporting to enter judgment against the Company and ILM II Senior Living Inc. ("ILM2") in the amount of $1,000,000 (the "Orders"). On July 10, 1997, the Company, ILM2, Lease I and ILM II Lease Corporation ("Lease II") filed a notice of appeal to the United States Court of Appeals for the Fourth Circuit from the Orders.

     On February 4, 1997, AHC filed a complaint in the Superior Court of the State of California against Capital Senior Living, Inc., an affiliate of Capital Senior Management 2, Inc. ("Capital"), the Company's property manager, Lawrence
A. Cohen, a director and the former President and Chief Executive Officer of the Company, and others alleging that the defendants intentionally interfered with AHC's Agreement (the "California litigation"). The complaint sought damages of at least $2,000,000. On March 4, 1997, the defendants moved the case to Federal District Court in the Central District of California. At a Board meeting on February 26, 1997, the Company's Board of Directors concluded that since all of Mr. Cohen's actions relating to the California litigation were taken either on behalf of the Company under the direction of the Board or as a PaineWebber employee, the Company or its affiliates should indemnify Mr. Cohen with respect to any expenses arising from the California litigation, subject to any insurance recoveries for those expenses. The Company's Board also concluded that, subject to certain conditions, the Company or its affiliates should advance up to $20,000 to pay reasonable legal fees and expenses incurred by Capital in the California litigation. Subsequently, the boards of directors of Lease I and Lease II voted to increase the maximum amount of the advance to Capital to $100,000. By the end of November 1997, Capital had incurred $100,000 of legal expenses in the California litigation. On February 2, 1998, the amount to be advanced to Capital was increased to include 75% of the California litigation legal fees and costs incurred by Capital for December 1997 and January 1998, plus 75% of cash legal fees and costs incurred by Capital thereafter, not to exceed $500,000. The Company intends to vigorously defend its interests in the Virginia Litigation.

     On May 8, 1998, Andrew A. Feldman and Jeri Feldman, as Trustees for the Andrew A. & Jeri Feldman Revocable Trust Dated 9/18/90, commenced a purported class action on behalf of that trust and all other shareholders of the Company and ILM 2 in the Supreme Court of the State of New York, County of New York against the Company, ILM 2 and the directors of both corporations. Andrew A. Feldman and Jeri Feldman, as Trustees for the Andrew A. & Jeri Feldman Revocable Trust Dated 9/18/90, on behalf of themselves and others similarly situated, v. Lawrence A. Cohen, Jeffry R. Dwyer, J. William Sharman, Jr., Carl J. Schramm, Julien G. Redele, ILM Senior Living, Inc. and ILM II Senior Living, Inc. (N.Y. Sup. Ct. N.Y. County). The class action complaint alleges that the directors engaged in wasteful and oppressive conduct and breached fiduciary duties in preventing the sale or liquidation of the assets of the Company and ILM 2, diverting certain of the funds' assets and changing the nature of the Company and ILM 2. The complaint seeks damages in an unspecified amount, punitive damages, the judicial dissolution of the Company and ILM 1, an order requiring the directors to take all steps to maximize shareholder value, including either an auction or liquidation, and rescinding certain agreements, and attorneys' fees. The Company, ILM 2 and the directors have not yet been required to respond to the complaint in this action. The Company and ILM 2 believe that the action is without merit and intend vigorously to contest this action.

Related Transactions

     Through June 18, 1997, and subject to the supervision of the Company's Board of Directors, assistance with the management of the business of the Company was provided by PaineWebber.

     For its services in finding and recommending investments, PaineWebber received a mortgage placement fee equal to 2% of the capital contributions of the Company. Mortgage placement fees totaling $1,036,248 were earned by PaineWebber during the Company's investment acquisition period. In connection with construction loans, a construction loan administration fee of 1% of each construction loan was paid by AHC to PaineWebber for administering such loan. In connection with acquisition loans, a due diligence fee of 1% of the principal amount of each such loan was paid by AHC to PaineWebber for conducting due diligence activities. Loan administration and due diligence fees totaling $425,141 were paid to PaineWebber during the Company's investment acquisition period from 1989 to 1992.

     Under the former advisory agreement, PaineWebber was entitled to receive 1% of disposition proceeds, as defined, until the Company's shareholders received dividends of net cash equal to their adjusted capital investments, as defined, plus a 12% non-compounded annual return on their adjusted capital investments, as defined, and all disposition proceeds thereafter until PaineWebber received an aggregate of 5% of disposition proceeds; and thereafter, 5% of disposition proceeds.

     Under the former advisory agreement, PaineWebber had specific management responsibilities: to perform day-to-day operations of the Company and to act as the investment advisor and consultant for the Company in connection with general policy and investment decisions. PaineWebber received an annual base fee and an incentive fee of 0.25% and 0.25%, respectively, of the capital contributions of the Company, as defined, as compensation for such services. Incentive fees are subordinated to Company shareholders' receipt of distributions of net cash sufficient to provide a return equal to 10% per annum. PaineWebber earned base management fees totaling $70,000, $88,000 and $89,000 for the years ended August 31, 1997, 1996, and 1995, respectively. Payment of incentive management fees was suspended effective April 15, 1993 in connection with a reduction in the Company's quarterly dividend payments.

     PaineWebber was reimbursed for direct expenses relating to the offering of shares of Company common stock, the administration of the Company and the acquisition and operations of the Company's real estate investments.

     PaineWebber performed certain accounting, tax preparation, securities law compliance and investor communications and relations services for the Company. Total costs incurred by PaineWebber in providing these services were allocated among several entities, including the Company. Included in general and administrative expenses on the consolidated statements of income included in the Annual Report accompanying this Proxy Statement for the years ended August 31,1997, 1996 and 1995 is $155,000, $142,000 and $166,000, respectively, representing reimbursements to PaineWebber for providing such services to the Company.

     Mitchell Hutchins Institutional Investors, Inc. ("Mitchell Hutchins") provided cash management services with respect to the Company's cash assets. Mitchell Hutchins is a subsidiary of Mitchell Hutchins Asset Management Inc., an independently operated subsidiary of PaineWebber. Mitchell Hutchins earned $9,000, $6,000 and $4,000 (included in general and administrative expenses) for managing the Company's cash assets during fiscal 1997, 1996 and 1995, respectively. Fees charged by Mitchell Hutchins were based on a percentage of invested cash reserves which varies based on the total amount of invested cash which Mitchell Hutchins manages on behalf of PaineWebber.

     The advisory relationship with PaineWebber ceased on July 18, 1997; therefore the payment of advisor fees ceased as of that date. Other services, such as accounting, compliance, investor communications and relations, and cash management services ceased on August 31, 1997; therefore, the Company was not obligated to pay service fees past August 31, 1997 to PaineWebber or Mitchell Hutchins.

     Lease I has retained Capital to be the property manager of the Senior Housing Facilities and the Company has guaranteed the payment of all fees due to Capital under the terms of the management agreement, which commenced on July 29, 1996. In November, 1996, Lawrence A. Cohen, President, Executive Officer and Director of the Company and a Director of Lease I, was also named Vice Chairman and Chief Financial Officer of Capital Senior Living Corporation, an affiliate of Capital. On September 18, 1997, Lease I entered into an agreement with Capital Senior Development, Inc., an affiliate of Capital, to manage the development process for the potential expansions of several of the Senior Housing Facilities, Capital Senior Development, Inc. will receive a fee equal to 7% of the total development costs of these expansions if they are pursued. The Company will reimburse Lease I for all costs related to these potential expansions, including fees to Capital Senior Development, Inc. During the quarter ended November 30, 1997, Capital Senior Development, Inc. earned fees of $96,810 for managing pre-construction development activities for potential expansions of the Senior Housing Facilities.

     Jeffry R. Dwyer is an employee of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., which acts as Counsel to the Company and its affiliates. Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., received fees from the Company of $46,000 for the year ended August 31, 1997.

     Each Director of the Company, other than Messrs. Schramm and Redele, is also a Director of Lease 1, the Company that leases and operates the senior housing facilities owned by the Company through a subsidiary.

Board Committees

     The Company has no standing committees of its Board of Directors.

Compensation of Directors and Executive Officers

     The Company's Directors each receive an annual fee of $12,000 plus $500 for attending each board of directors meeting and reimbursement for expenses incurred in attending meetings, and as a result of other work performed for the Company. Other than the Chairman of the Board, who after the date of the Annual Meeting will receive an annual fee of $27,000, plus $500 for attending each Board of Directors meeting, as well as reimbursement for expenses incurred in attending meetings and other compensation as a result of other work performed for the Company, officers of the Company are not compensated. Despite the $15,000 increase in compensation to Mr. Sharman as Chairman of the Board, by reducing the Company's Board of Directors from five members to three members the Company will save $9,000 in annual compensation and $1,000 in attendance fees per meeting, plus reduce its expense reimbursements for meeting attendance. Lawrence A. Cohen, President and Chief Executive Officer of the Company through the date of the Annual Meeting, is an employee of Capital Senior Living Corporation, an affiliate of Capital, and his employment with Capital Senior Living Corporation states that without Capital Senior Living Corporation's prior consent he can spend only a limited amount of time on non-Capital Senior Living Corporation activities. Capital Senior Living Corporation had consented to Mr. Cohen serving as President and Chief Executive Officer of the Company and ILM
II. Jeffry R. Dwyer is an employee of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., which acts as Counsel to the Company. The former officers of the Company, who were also officers of PaineWebber, received compensation from PaineWebber which indirectly related to services to the Company, because the Company was required to pay certain fees to PaineWebber as described in "Related Transactions," above. When PaineWebber resigned as advisor to the Company, the former officers resigned effective the same date. Therefore, no services have been provided by such persons subsequent to June 18, 1997. Following the date of the Annual Meeting, J. William Sharman, Jr. will become the President, Chief Executive Officer and Chairman of the Board of the Company.

Comparative Stock Performance Graph

     The following performance graph compares the cumulative total shareholder return on the Company's ("ILM") stock for the five-year period ended August 31, 1997 with the cumulative total returns on the National Association of Real Estate Investment Trusts Total Return Index for Mortgage REITs ("NAREIT") and the Standard and Poor's 500 Stock Index ("S&P 500") over the same period. The comparison assumes that the value of the investments in common stock of ILM, NAREIT and S&P 500 were $100 at September 1, 1992 and that all dividends were reinvested. Historical comparisons are not necessarily indicative of future performance, as ILM stock has had limited public trading to date. Furthermore, because of certain defaults and the

Company's outstanding mortgage loan investments during fiscal 1993, all secondary market trading of the Company's stock was suspended from February 1993 through July 1994. For this reason, calculation of the cumulative return for fiscal 1993 is not meaningful, although it is reflected in the Comparative Stock Performance Graph.

                          COMPARATIVE 5-YEAR CUMULATIVE
                                  TOTAL RETURN
                         AMONG ILM SENIOR LIVING, INC.,
                            S&P 500 AND NAREIT INDEX


[LINE CHART]



---------------------------------------------------------------------------------------------------------------------
                        1992             1993            1994             1995             1996            1997
---------------------------------------------------------------------------------------------------------------------
ILM                    100.00           105.65           54.98            93.43           122.77          154.59
---------------------------------------------------------------------------------------------------------------------
NAREIT                 100.00           113.14          110.49           131.19           181.73          252.62
---------------------------------------------------------------------------------------------------------------------
S&P 500                100.00           115.23          121.54           147.61           175.26          246.50
---------------------------------------------------------------------------------------------------------------------

                            RATIFICATION OF AUDITORS
                                  (Proposal 2)

     The Board of Directors has designated Ernst & Young LLP as the Company's independent auditors for fiscal 1998. This firm has audited the Company's financial statements since the Company's inception. A representative of Ernst & Young LLP is expected to be available during the meeting to respond to appropriate questions.

     Ernst & Young LLP's principal function is to audit the consolidated financial statements of the Company and in connection with that audit to review certain related filings with the Securities and Exchange Commission.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF THE DESIGNATION OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31 1998.

                                 OTHER BUSINESS

     While management of the Company does not know of any matters which may be brought before the Meeting other than as set forth in the Notice of Meeting, the Proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of management on any question that may properly be submitted to the meeting.

                         MATTERS TO BE PRESENTED AT THE
                       1998 ANNUAL MEETING OF SHAREHOLDERS

     Any qualified shareholder wishing to make a proposal to be acted upon at the Annual Meeting of Shareholders in 1999 must submit such proposal, to be considered by the Company for inclusion in the proxy statement, to the Company at its principal office, 28 State Street, Suite 1100, Boston, MA 02109, by no later than January 16, 1999.

                                  OTHER MATTERS

     As of the date of this statement, the management of the Company knows of no matters other than those stated above likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed proxy are expected to vote the shares represented by such proxy on such matters in accordance with their best judgment.

THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY AT ONCE.

                                              By Order of the Board of Directors


                                              Jeffry Dwyer
                                              Secretary

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

ILM SENIOR LIVING, INC.        Many shareholders may think their votes are not
         Needs                 important. On the contrary, they are vital. If a
    Your Proxy Vote            quorum is not present in person or by proxy at
        Before                 the Annual Meeting, the Company will have to
     June 16, 1998             continue to solicit votes until a quorum is
                               obtained. Your vote, then, could be critical in allowing the Company to conduct the business at hand, so please return your proxy card as soon as possible. All Shareholders will benefit from your cooperation. Thank you.

                                 ILM Senior Living, Inc.
                                 28 State Street
                                 Suite 1100
                                 Boston, MA 02109

         This Proxy is Solicited on Behalf of the Board of Directors of
                             ILM SENIOR LIVING, INC.
                           28 State Street, Suite 1100
                                Boston, MA 02109

The undersigned hereby appoints Jeffry Dwyer and J. William Sharman, Jr., or either of them, with full power of substitution in each, Proxies, to vote all shares of Common Stock of ILM SENIOR LIVING, INC. held of record by the undersigned on May 15, 1998 at the Annual Meeting of Shareholders (the "Meeting") to be held on June 18, 1998 at 9:00 a.m., or any continuation or adjournment thereof.

1. ELECTION OF DIRECTORS

   |_|  FOR all nominees listed            |_|  WITHHOLD AUTHORITY
        below (except as marked to the          to vote for all nominees
        contrary below)                         listed below

     (Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

        CARL SCHRAMM      JEFFRY R. DWYER      J. WILLIAM SHARMAN, JR.

2. RATIFICATION OF AUDITORS. For ratification of the designation of Ernst & Young LLP as the Company's auditors for the fiscal year ending August 31, 1998.

        |_| FOR              |_|  AGAINST                |_|  ABSTAIN

3. In their discretion the Proxies are authorized to vote upon such other business and matters incidental to the conduct of the Meeting, as may properly come before the Meeting.

        |_| FOR              |_|  AGAINST                |_|  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                       Dated:___________________________________________________
PROXY NUMBER           When shares are held by joint tenants, both should sign.
                       When signing as attorney, executor, administrator,
SHARES                 trustee or guardian, please give full title as such. If a
                       corporation, please sign in full corporate name by the President or other authorized officer. If a partnership please sign in partnership name by authorized person.

                       Please sign exactly as name appears to the left


                       _________________________________________________________
                       Signature

                       _________________________________________________________
                       Signature if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, or send to ILM Senior Living, Inc., Investor Services Department,
                          P.O. Box 7090, Troy, MI 48007